Exhibit 24

                          HOVNANIAN ENTERPRISES, INC.

                             STOCK INCENTIVE PLAN
                               POWER OF ATTORNEY

          The undersigned directors of Hovnanian Enterprises, Inc., a Delaware corporation, hereby appoint Peter S. Reinhart and J. Larry Sorsby their true and lawful attorney, and each of them their true and lawful attorney, with power to act without the other and with full power of substitution and resubstitution, to execute for the undersigned directors and in their names to file with the Securities and Exchange Commission, Washington, D.C., under provisions of the Securities Act of 1933, as amended, one or more post-effective amendments to the Registration Statement on Form S-8, whether said amendments add to, delete from or otherwise alter such Registration Statement, or add or withdraw any exhibits or schedules to be filed therewith and any and all instruments in connection therewith. The undersigned hereby grant to said attorneys and each of them full power and authority to do and perform in the name of and on behalf of the undersigned, and in any and all capabilities, any act and thing whatsoever required or necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might do, hereby ratifying and approving the acts of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this 17th day of December, 1999.


         /s/ Kervork S. Hovnanian
         ____________________________________
         Kervork S. Hovnanian

         /s/ Ara K. Hovnanian
         ____________________________________
         Ara K. Hovnanian

         /s/ Paul W. Buchanan
         ____________________________________
         Paul W. Buchanan

         /s/ William L. Carpitella
         ____________________________________
         William L. Carpitella

         /s/ Peter S. Reinhart
         ____________________________________
         Peter S. Reinhart

         /s/ J/ Larry Sorsby
         ____________________________________
         J. Larry Sorsby









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